                                                                 EXHIBIT (4)-1








                                                                Conformed Copy
==============================================================================




                       WISCONSIN ELECTRIC POWER COMPANY

                                      TO

                             FIRSTAR TRUST COMPANY
                   (formerly First Wisconsin Trust Company)


                                  As Trustee


                                --------------


                        FORTIETH SUPPLEMENTAL INDENTURE

                             DATED JANUARY 1, 1996


                                --------------





                     Conveyance of Properties Acquired by
                   Merger with Wisconsin Natural Gas Company


==============================================================================

                       WISCONSIN ELECTRIC POWER COMPANY
             Fortieth Supplemental Indenture Dated January 1, 1996


                                --------------

                              TABLE OF CONTENTS*

                                --------------
                                                                      PAGE
                                                                      ----

PARTIES .............................................................   1
RECITALS ............................................................   1
GRANTING CLAUSE .....................................................   5
HABENDUM ............................................................   6
EXCEPTIONS AND RESERVATIONS .........................................   6
GRANT IN TRUST ......................................................   6
GENERAL COVENANT ....................................................   6


                                  ARTICLE I.
                              COVENANT OF TITLE.


Title to mortgaged property .........................................   7

                                  ARTICLE II.
                 EFFECT OF TRUST INDENTURE REFORM ACT OF 1990.

Text of Original Indenture not physically changed to reflect
     effect of Trust Indenture Reform Act of 1990 ...................   7


                                 ARTICLE III.
                                 THE TRUSTEE.

Acceptance of trusts by the Trustee .................................   7
Trustee not responsible for validity of Fortieth Supplemental
    Indenture .......................................................   7


------------------------------
* Note: The Table of Contents is not part of the Supplemental Indenture and should not be considered as such. It is included herein only for purposes of convenience.

                                  ARTICLE IV.
                           MISCELLANEOUS PROVISIONS.


                                                                      PAGE
                                                                      ----

Certain Recording Data ..............................................   7
Meanings of terms in Fortieth Supplemental Indenture ................   7
Date of execution ...................................................   7
Execution of Fortieth Supplemental Indenture in counterparts ........   8


TESTIMONIUM .........................................................   8
EXECUTION ...........................................................   8
COMPANY'S ACKNOWLEDGMENT ............................................  10
TRUSTEE'S ACKNOWLEDGMENT ............................................  11
MORTGAGOR'S AFFIDAVIT ...............................................  11


                                  SCHEDULE A.
                          DESCRIPTION OF PROPERTIES.


                                    Part I

    Properties Acquired or Constructed by Wisconsin Electric Power Company

Parcels of Real Estate ..............................................  12


                                    Part II

       Properties Acquired by Merger with Wisconsin Natural Gas Company

Property Incorporated by Reference ..................................  18


                                  SCHEDULE B.

Information Relating to the Recording in Certain Counties of the
    Wisconsin Electric Power Company Original Indenture and Second
    through Thirty-Ninth Supplemental Indentures ....................  25

      SUPPLEMENTAL INDENTURE, dated the 1st day of January, Nineteen hundred and ninety-six (1996) made by and between WISCONSIN ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the State of Wisconsin (hereinafter called the "Company"), party of the first part, and FIRSTAR TRUST COMPANY (formerly First Wisconsin Trust Company), a corporation organized and existing under the laws of the State of Wisconsin (hereinafter called the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated October 28, 1938, hereinafter mentioned, party of the second part;

      WHEREAS, the Company has heretofore executed and delivered to the Trustee its Mortgage and Deed of Trust dated October 28, 1938, as amended June 1, 1946, May 1, 1952, April 1, 1958, December 1, 1980, January 15, 1988,
October 1, 1992 and November 1, 1992, (said Mortgage and Deed of Trust, as so amended, being hereinafter sometimes referred to as the "Original Indenture" and, together with all supplemental indentures thereto, being sometimes referred to herein collectively as the "Indenture"), to secure the payment of the principal of and the interest and premium, if any, on all Bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which Bonds are to be issued thereunder; and indentures supplemental thereto dated October 28, 1938, June 1, 1946, March 1, 1949, June 1, 1950, May 1, 1952, May 1, 1954, April 15, 1956, April 1, 1958, November 15,
1960, November 1, 1966, November 15, 1967, May 15, 1968, May 15, 1969,
November 1, 1969, July 15, 1976, January 1, 1978, May 1, 1978, May 15, 1978,
August 1, 1979, November 15, 1979, April 15, 1980, December 1, 1980, September 15, 1985, December 15, 1986, January 15, 1988, April 15, 1988, September 1,
1989, October 1, 1991, December 1, 1991, August 1, 1992, October 1, 1992,
November 1, 1992, December 15, 1992, January 15, 1993, March 15, 1993, August 1, 1993 and September 15, 1993, respectively, have heretofore been entered into between the Company and the Trustee; and

      WHEREAS, Bonds have been issued by the Company under said Mortgage and Deed of Trust and indentures supplemental thereto prior to the date hereof as follows:

            (1) $55,000,000 principal amount of First Mortgage Bonds, 3 1/2% Series due 1968, which are described in the Supplemental Indenture dated October 28, 1938, all of which have been redeemed prior to the date of execution hereof;

            (2) $50,000,000 principal amount of First Mortgage Bonds, 2 5/8% Series due 1976, which are described in the Second Supplemental Indenture dated June 1, 1946, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (3) $10,000,000 principal amount of First Mortgage Bonds, 2 7/8% Series due 1979, which are described in the Third Supplemental Indenture dated March 1, 1949, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (4) $15,000,000 principal amount of First Mortgage Bonds, 2 3/4% Series due 1980, which are described in the Fourth Supplemental Indenture dated June 1, 1950, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (5) $12,500,000 principal amount of First Mortgage Bonds, 3 1/4% Series due 1982, which are described in the Fifth Supplemental Indenture dated May 1, 1952, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (6) $20,000,000 principal amount of First Mortgage Bonds, 3 1/8% Series due 1984, which are described in the Sixth Supplemental Indenture dated May 1, 1954, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (7) $30,000,000 principal amount of First Mortgage Bonds, 3 7/8% Series due 1986, which are described in the Seventh Supplemental Indenture dated April 15, 1956, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (8) $30,000,000 principal amount of First Mortgage Bonds, 4 1/8% Series due 1988, which are described in the Eighth Supplemental Indenture dated April 1, 1958, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (9) $30,000,000 principal amount of First Mortgage Bonds, 5% Series due 1990, which are described in the Ninth Supplemental Indenture dated November 15, 1960, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (10) $30,000,000 principal amount of First Mortgage Bonds, 5 7/8% Series due 1996, which are described in the Tenth Supplemental Indenture dated November 1, 1966, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (11) $40,000,000 principal amount of First Mortgage Bonds, 6 7/8% Series due 1997, which are described in the Eleventh Supplemental Indenture dated November 15, 1967, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (12) $35,000,000 principal amount of First Mortgage Bonds, 6 7/8% Series due 1998, which are described in the Twelfth Supplemental Indenture dated May 15, 1968, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (13) $40,000,000 principal amount of First Mortgage Bonds, 7 1/4% Series due 1999, which are described in the Thirteenth Supplemental Indenture dated May 15, 1969, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (14) $40,000,000 principal amount of First Mortgage Bonds, 8 3/8% Series due November 1, 1999, which are described in the Fourteenth Supplemental Indenture dated November 1, 1969, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (15) $60,000,000 principal amount of First Mortgage Bonds, 8 3/4% Series due July 15, 2006, which are described in the Fifteenth Supplemental Indenture dated July 15, 1976, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (16) $25,000,000 principal amount of First Mortgage Bonds, 6.10% Serial Series 1978A, which are described in the Seventeenth Supplemental Indenture dated May 1, 1978, all of which have been redeemed prior to the date of execution hereof;

            (17) $1,000,000 principal amount of First Mortgage Bonds, 6.25% Serial Series 1978B, which are described in the Seventeenth Supplemental Indenture dated May 1, 1978, all of which have been redeemed prior to the date of execution hereof;

            (18) $80,000,000 principal amount of First Mortgage Bonds, 8 7/8% Series due May 15, 2008, which are described in the Eighteenth Supplemental Indenture dated May 15, 1978, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (19) $12,000,000 principal amount of First Mortgage Bonds, 6.45% Series 1979A, which are described in the Nineteenth Supplemental Indenture dated August 1, 1979, all of which have been redeemed prior to the date of execution hereof;

            (20) $4,000,000 principal amount of First Mortgage Bonds, 6.45% Series 1979B, which are described in the Nineteenth Supplemental Indenture dated August 1, 1979, all of which have been redeemed prior to the date of execution hereof;

            (21) $10,000,000 principal amount of First Mortgage Bonds, 6.50% Serial Series 1979C, which are described in the Nineteenth Supplemental Indenture dated August 1, 1979, all of which have been redeemed prior to the date of execution hereof;

            (22) $50,000,000 principal amount of First Mortgage Bonds, 10.2% Series due November 15, 1982, which are described in the Twentieth Supplemental Indenture dated November 15, 1979, all of which have been paid at maturity prior to the date of execution hereof;

            (23) $70,000,000 principal amount of First Mortgage Bonds, 11.40% Series due April 15, 1987, which are described in the Twenty-First Supplemental Indenture dated April 15, 1980, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (24) $80,000,000 principal amount of First Mortgage Bonds, 13 3/4% Series due December 1, 1986, which are described in the Twenty-Second Supplemental Indenture dated December 1, 1980, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

            (25) $100,000,000 principal amount of First Mortgage Bonds, 11 1/2% Series due September 15, 2015, which are described in the Twenty-Third Supplemental Indenture dated September 15, 1985, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

            (26) $29,000,000 principal amount of First Mortgage Bonds, 9 3/4% Series 1985A due September 15, 2015, which are described in the Twenty-Fourth Supplemental Indenture dated September 15, 1985, all of which have been redeemed prior to the date of execution hereof;

            (27) $10,000,000 principal amount of First Mortgage Bonds, 9 3/4% Series 1985B due September 15, 2015, which are described in the Twenty-Fourth Supplemental Indenture dated September 15, 1985, all of which have been redeemed prior to the date of execution hereof;

            (28) $7,350,000 principal amount of First Mortgage Bonds, 9 3/4% Series 1985C due September 15, 2015, which are described in the Twenty-Fourth Supplemental Indenture dated September 15, 1985, all of which have been redeemed prior to the date of execution hereof;

            (29) $100,000,000 principal amount of First Mortgage Bonds, 8 1/2% Series due December 15, 2016, which are described in the Twenty-Fifth Supplemental Indenture dated December 15, 1986, all of which have been redeemed prior to the date of execution hereof;

            (30) $100,000,000 principal amount of First Mortgage Bonds, 9 5/8% Series due January 15, 2018, which are described in the Twenty-Sixth Supplemental Indenture dated January 15, 1988, all of which have been redeemed prior to the date of execution hereof;

            (31) $100,000,000 principal amount of First Mortgage Bonds, 9.85% Series due April 15, 2023, which are described in the Twenty-Seventh Supplemental Indenture dated April 15, 1988, all of which have been redeemed prior to the date of execution hereof;

            (32) $60,000,000 principal amount of First Mortgage Bonds, 9 1/8% Series due September 1, 2024, which are described in the Twenty-Eighth Supplemental Indenture dated September 1, 1989, of which $3,443,000 principal amount remain outstanding at the date of execution hereof;

            (33) $9,000,000 principal amount of First Mortgage Bonds, 6.85% Series 1991 due October 1, 2021, which are described in the Twenty-Ninth Supplemental Indenture dated October 1, 1991, all of which remain outstanding at the date of execution hereof;

            (34) $100,000,000 principal amount of First Mortgage Bonds, 8 3/8% Series due December 1, 2026, which are described in the Thirtieth Supplemental Indenture dated December 1, 1991, all of which remain outstanding at the date of execution hereof;

            (35) $51,000,000 principal amount of First Mortgage Bonds, 6 5/8% Series due August 1, 1999, which are described in the Thirty-First Supplemental Indenture dated August 1, 1992, all of which remain outstanding at the date of execution hereof;

            (36) $140,000,000 principal amount of First Mortgage Bonds, 7 1/4% Series due August 1, 2004, which are described in the Thirty-Second Supplemental Indenture dated August 1, 1992, all of which remain outstanding at the date of execution hereof;

            (37) $130,000,000 principal amount of First Mortgage Bonds, 5 7/8% Series due October 1, 1997, which are described in the Thirty-Third Supplemental Indenture dated October 1, 1992, all of which remain outstanding at the date of execution hereof;

            (38) $40,000,000 principal amount of First Mortgage Bonds, 6 1/2% Series due October 1, 1999, which are described in the Thirty-Third Supplemental Indenture dated October 1, 1992, all of which remain outstanding at the date of execution hereof;

            (39) $200,000,000 principal amount of First Mortgage Bonds, 7.70% Series due December 15, 2027, which are described in the Thirty-Fifth Supplemental Indenture dated December 15, 1992, all of which remain outstanding at the date of execution hereof;

            (40) $100,000,000 principal amount of First Mortgage Bonds, 7 3/4% Series due January 15, 2023, which are described in the Thirty-Sixth Supplemental Indenture dated January 15, 1993, all of which remain outstanding at the date of execution hereof;

            (41) $30,000,000 principal amount of First Mortgage Bonds, 4 1/2% Series due March 15, 1996, which are described in the Thirty-Seventh Supplemental Indenture dated March 15, 1993, all of which remain outstanding at the date of execution hereof;

            (42) $100,000,000 principal amount of First Mortgage Bonds, 7 1/8% Series due March 15, 2016, which are described in the Thirty-Seventh Supplemental Indenture dated March 15, 1993, all of which remain outstanding at the date of execution hereof;

            (43) $60,000,000 principal amount of First Mortgage Bonds, 7.05% Series due August 1, 2024, which are described in the Thirty-Eighth Supplemental Indenture dated August 1, 1993, all of which remain outstanding at the date of execution hereof;

            (44) $60,000,000 principal amount of First Mortgage Bonds, 5 1/8% Series due September 15, 1998, which are described in the Thirty-Ninth Supplemental Indenture dated September 15, 1993, all of which remain outstanding at the date of execution hereof;

and

      WHEREAS, the Original Indenture provides, in Section 1 of Article XIV thereof, that the Company, when authorized by resolution of its Board of Directors, and the Trustee may enter into indentures supplemental to the Original Indenture to convey, transfer and assign to the Trustee, and to subject to the lien of the Original Indenture, with the same force and effect as though included in the granting clauses of the Original Indenture, additional properties acquired by the Company through merger; and to add, to the covenants and agreements of the Company contained in the Original Indenture, other covenants and agreements thereafter to be observed; and

      WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

      WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That the Company, in consideration of the premises and of the mutual covenants herein contained and of the acceptance of this trust by the Trustee and of the sum of One Dollar duly paid by the Trustee to the Company at or before the time of the execution of this Supplemental Indenture, and of other valuable considerations, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of and interest (and premium, if any) on all Bonds at any time issued and outstanding under the

Original Indenture and all indentures supplemental thereto, according to their tenor, purport and effect, the Company has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over, ratified and confirmed and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over, ratify and confirm unto Firstar Trust Company, as Trustee, and to its successors in trust under the Indenture forever, all and singular the properties described in Schedule A to this Supplemental Indenture (in addition to all other properties heretofore specifically subjected to the lien of the Indenture and not heretofore released from the lien thereof);

      TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged and conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever;

      SUBJECT, HOWEVER, to the exceptions and reservations and matters herein and in Schedule A hereto recited (including, without limitation, the prior lien of the Mortgage and Deed of Trust dated June 1, 1950, as amended and supplemented, referred to in Part II of such Schedule A, insofar as concerns the properties specifically described in such Part II as subject to such prior lien and any other properties subject thereto), to existing leases other than leases which by their terms are subordinate to the lien of the Indenture, to existing liens upon rights-of-way for transmission or distribution line purposes, as defined in Article I of the Original Indenture, and any extensions thereof, and subject to existing easements for streets, alleys, highways, rights-of-way and railroad purposes over, upon and across certain of the property described in Schedule A to this Supplemental Indenture, and subject also to all the terms, conditions, agreements, covenants, exceptions and reservations, expressed or provided in the deeds or other instruments, respectively, under and by virtue of which the Company acquired the properties described in Schedule A to this Supplemental Indenture, and to undetermined liens and charges, if any, incidental to construction or other existing permitted liens as defined in Article I of the Original Indenture;

      IN TRUST, NEVERTHELESS, upon the terms and trusts in the Original Indenture and the indentures supplemental thereto, including this Supplemental Indenture, set forth, for the equal and proportionate benefit and security of all present and future holders of the Bonds issued and to be issued thereunder, or any of them, without preference of any of said Bonds of any particular series over the Bonds of any other series, by reason of priority in the time of the issue, sale or negotiation thereof, or by reason of the purpose of issue or otherwise howsoever, except as otherwise provided in
Section 2 of Article IV of the Original Indenture.

      PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid unto the holders of the Bonds the principal and interest (and premium, if any) to become due in respect thereof at the times and in the manner stipulated therein and in the Indenture, and shall keep, perform and observe all and singular the covenants and promises in the Bonds and in the Indenture expressed as to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to remain in full force and effect;

      AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, for the benefit of those who shall hold the Bonds, or any of them, to be issued under the Indenture, as follows:

                                  ARTICLE I.
                              COVENANT OF TITLE.

      The Company hereby covenants, warrants and agrees that it is lawfully seized and possessed of all of the mortgaged property described in Schedule A to this Supplemental Indenture; that it has good right and lawful authority to mortgage the same as provided in this Supplemental Indenture; and that such mortgaged property is free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto prior to the Indenture, except as set forth in the granting clauses of the Indenture or this Supplemental Indenture.

                                  ARTICLE II.
                 EFFECT OF TRUST INDENTURE REFORM ACT OF 1990.

      The Trust Indenture Reform Act of 1990 has, by operation of law, effective November 15, 1990, amended the Original Indenture to conform to the provisions of Sections 310 through 317 of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, in accordance with Section 318(c) of the Trust Indenture Act of 1939 added by the Trust Indenture Reform Act of 1990. The text of the Original Indenture has not been physically changed to reflect such amendment.

                                 ARTICLE III.
                                 THE TRUSTEE.

      The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth, and upon the following terms and conditions.

      The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                  ARTICLE IV.
                           MISCELLANEOUS PROVISIONS.

      Schedule B to this Supplemental Indenture sets forth certain information relating to the recording of copies of the Original Indenture and all indentures supplemental thereto prior to this Supplemental Indenture in counties in the State of Wisconsin in which are located properties acquired by the Company from Wisconsin Natural Gas Company in the merger effective on January 1, 1996 referred to in Part II of Schedule A to this Supplemental Indenture.

      All terms contained in this Supplemental Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in Article I of the Original Indenture.

      Although the actual date of execution of this Supplemental Indenture by the Company and by the Trustee is as indicated by their respective acknowledgements hereto annexed, the granting clause and the covenant of title of the Company herein, and Schedule A hereto, shall become effective at 12:01 a.m., Central Standard Time, on and as of January 1, 1996.

      This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, said Wisconsin Electric Power Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or the Assistant Secretary; and said Firstar Trust Company, in evidence of its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; all as of the first day of January, One thousand nine hundred and ninety-six.

                                    WISCONSIN ELECTRIC POWER COMPANY



                                    By  /s/ C. H. Baker
                                       -----------------------------------
                                                C. H. Baker
                                                Vice President


(CORPORATE SEAL)



Attested:


/s/ Thomas H. Fehring
------------------------------
      Thomas H. Fehring
      Assistant Secretary



Signed, sealed and delivered by
WISCONSIN ELECTRIC POWER
COMPANY in the presence of:


/s/ A. L. Bachman
------------------------------
      A. L. Bachman


/s/ T. J. Conlin
------------------------------
      T. J. Conlin
      As Witnesses

                                          FIRSTAR TRUST COMPANY



                                          By /s/ Gene E. Ploeger
                                             --------------------------------
                                                Gene E. Ploeger
                                                Assistant Vice President

(CORPORATE SEAL)


Attested:


/s/ Amy E. Nolde
------------------------------
      Amy E. Nolde
      Assistant Secretary


Signed, sealed and delivered by
FIRSTAR TRUST COMPANY
in the presence of:


/s/ Peter Brennan
------------------------------
      Peter Brennan


/s/ D. J. Mayer
------------------------------
      D. J. Mayer
      As Witnesses

STATE OF WISCONSIN      )
                        ) SS.:
COUNTY OF MILWAUKEE     )


      On this 22nd day of December, 1995, before me personally appeared C. H. BAKER and THOMAS H. FEHRING, to me personally known, who, being by me severally duly sworn, did say: that C. H. BAKER is a Vice President and THOMAS
H. FEHRING is an Assistant Secretary of WISCONSIN ELECTRIC POWER COMPANY, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said C. H. BAKER and THOMAS H. FEHRING severally acknowledged said instrument to be the free act and deed of said corporation.



/s/ Karen G. Paul
-----------------------------------------
            Karen G. Paul
            Notary Public
          State of Wisconsin
My Commission expires October 12, 1997
        [Seal of Notary Public]

STATE OF WISCONSIN      )
                        ) SS.:
COUNTY OF MILWAUKEE     )

      On this 22nd day of December, 1995, before me personally appeared GENE
E. PLOEGER and AMY E. NOLDE, to me personally known, who, being by me severally duly sworn, did say: that GENE E. PLOEGER is an Assistant Vice President and AMY E. NOLDE is an Assistant Secretary of FIRSTAR TRUST COMPANY, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said GENE E. PLOEGER and AMY E. NOLDE severally acknowledged said instrument to be the free act and deed of said corporation.

/s/ Janice S. Grezinski
---------------------------------------
      Janice S. Grezinski
         Notary Public
      State of Wisconsin
My Commission expires February 2, 1997
     [Seal of Notary Public]

STATE OF WISCONSIN      )
                        ) SS.:
COUNTY OF MILWAUKEE     )

      C. H. Baker, being duly sworn, says: that he is a Vice President of WISCONSIN ELECTRIC POWER COMPANY, the Mortgagor named in the foregoing instrument; that he has knowledge of the facts with regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate; and that the same was given in good faith for the purpose in such instrument set forth, namely, to specifically subject to the lien of the Indenture certain property which the Company has acquired and/or with respect to which the Company has perfected its title since September 15, 1993 and which has not previously been specifically subjected to the lien of the Indenture.

                                                  /s/ C. H. Baker
                                               ---------------------------
                                                      C. H. Baker
Sworn to before me this
22nd day of December, 1995.


/s/ Karen G. Paul
-----------------------------------------
          Karen G. Paul
          Notary Public
       State of Wisconsin
My Commission expires October 12, 1997
     [Seal of Notary Public]

   This instrument was drafted by James D. Zakrajsheck and Bruce C. Davidson on behalf of Wisconsin Electric Power Company.

                                  SCHEDULE A
                          DESCRIPTION OF PROPERTIES.

      PART I--Properties acquired or constructed by Wisconsin Electric Power Company, other than those referred to in Part II below.

                            PARCELS OF REAL ESTATE

                                   WISCONSIN

      The following described parcels of real estate, all of which are located in the State of Wisconsin in the respective counties hereinafter specified:

                                CALUMET COUNTY

1.    St. Anna Substation Site

      Parcel 1 of Certified Survey Map No. 1667 as recorded in the office of the Register of Deeds for Calumet County, Wisconsin on October 11, 1993, in Volume 11 on Page 289 as Document No. 233905. Being a part of the Northwest 1/4 of the Northwest 1/4 of Section 34, Township 17 North, Range 20 East, in the Town of New Holstein, Calumet County, Wisconsin. Part of Tax Key No. 012-34-172022.

                                  DANE COUNTY

1.    Boxelder Substation Site

      Part of the Northeast 1/4 of the Northeast 1/4 of Section 23, and part of the Southeast 1/4 of the Southeast 1/4 and the Northeast 1/4 of the Southeast 1/4 of Section 14, Township 8 North, Range 12 East, Town of Medina, Dane County, Wisconsin, more particularly described as follows:
      Beginning at the Southeast corner of said Section 14; thence North 88 degrees 57 minutes 17 seconds West along the South line of the said Southeast 1/4 of Section 14, 301.73 feet to the centerline of Cherry Lane; thence along said centerline South 21 degrees 33 minutes 10 seconds West, 508.72 feet to the centerline of Box Elder Road; thence along said centerline of Box Elder Road North 69 degrees 47 minutes 57 seconds West, 128.68 feet to an Easterly line of Lot 1, Certified Survey Map No. 5567; thence along said Easterly line of Certified Survey Map No. 5567, North 14 degrees 50 minutes 06 seconds East 406.73 feet; thence North 84 degrees 00 minutes 01 seconds West, 79.88 feet along said Certified Survey Map No. 5567 (previously recorded as North 84 degrees 01 minutes 08 seconds West, 79.79 feet); thence North 14 degrees 38 minutes 47 seconds East, 771.23 feet along said Certified Survey Map No. 5567, (previously recorded as North 14 degrees 37 minutes 57 seconds East, 771.20 feet); thence North 11 degrees 09 minutes 59 seconds East,
      115.75 feet along said Certified Survey Map No. 5567; thence North 08 degrees 30 minutes 03 seconds East, 351.23 feet along said Certified Survey Map No. 5567 to a Northeasterly corner of said Lot 1; thence North 10 degrees 38 minutes 53 seconds East, 142.77 feet; thence North 08 degrees 30 minutes 19 seconds East, 294.71 feet to a point on a curve; thence along a curve to the left having a radius of 853.22 feet and a long chord bearing and distance of South 74 degrees 22 minutes 13 seconds West, 537.62 feet to the end of said curve; thence North 45 degrees 31 minutes 47 seconds West, 504.47 feet; thence South 87 degrees 37 minutes 27 seconds West along the centerline of a drainage ditch,
      102.16 feet to a point on the West line of said Northeast 1/4 of the

      Southeast 1/4 of Section 14; thence along said West line of said Northeast 1/4 of the Southeast 1/4 North 03 degrees 31 minutes 30 seconds East 843.62 feet to the Northwest corner of said Northeast 1/4 of the Southeast 1/4; thence along the North line of said Northeast 1/4 of the Southeast 1/4, South 89 degrees 12 minutes 18 seconds East, 1325.38 feet to the East 1/4 corner of said Section 14; thence along the East line of the Southeast 1/4 of said Section 14, South 03 degrees 17 minutes 19 seconds West, 2649.49 feet to the Southeast corner of said
      Section 14 and the point of beginning.

      Subject to public road right-of-way across the Southerly and Easterly portion thereof.

                               MARINETTE COUNTY

Chalk Hill Dam Project

1.    Town of Amberg

      That part of the Northwest quarter of the Northwest quarter (NW 1/4 of the NW 1/4) of Section Eighteen (18), Township Thirty-five (35) North, Range Twenty-two (22) East, more particularly described as follows:

      Beginning 139 feet West of the Southeast corner of said forty; thence West, parallel to the South line of said forty, a distance of 110 feet; thence North, parallel to the West line of said forty, a distance of 90 feet; thence East, parallel to the North line of said forty, a distance of 110 feet; thence South, parallel to the East line of said forty, a distance of 90 feet to the point of beginning of this legal description.

2.    Town of Amberg

      That part of the Northwest quarter of the Northwest quarter (NW 1/4 of the NW 1/4) of Section Eighteen (18), Township Thirty-five (35) North, Range Twenty-two (22) East, and more particularly described as follows:

      Starting on the east line of said forty at a point, which is 160 feet north of the southeast corner post; thence west, parallel to the south line of said forty, a distance of 125 feet; thence north, parallel to the east line of said forty, a distance of 80 feet; thence east, parallel to the north line of said forty, a distance of 125 feet, to the east line of said forty; thence south, along the east line thereof 80 feet to the place of beginning. Tax Parcel No. 002-01766.000.

3.    Town of Amberg

      That part of the Northwest quarter of the Northwest quarter (NW 1/4 of the NW 1/4) of Section Eighteen (18), Township Thirty-five (35) North, Range Twenty-two (22) East, being more particularly described as follows:

      Commencing at the southeast corner of the above Forty acre tract; thence Westerly along the South boundary line thereof a distance of 249 feet to the point of beginning; thence Northerly and parallel to the East boundary line of said tract a distance of 130 feet; thence Westerly and parallel to the South line of said tract a distance of 70 feet; thence South a distance of 130 feet to the South boundary line of said tract; thence Easterly along said line a distance of 70 feet to the point of beginning; together with a right-of-way easement for ingress and egress 14 feet in width extending from the North line of the tract conveyed Westerly to a private road connecting with County Trunk Highway "K".

4.    Town of Amberg

      That part of the Northwest 1/4 of the Northwest 1/4 of Section 18, Township 35 North, Range 22 East, and more particularly described as follows:

      Starting on the east line of said forty at a point which is 320 feet north of the southeast corner of said post; then west, parallel to the south line of said forty a distance of 125 feet; thence north, parallel to the east line of said forty, a distance of 80 feet; thence east, parallel to the north line of said forty a distance of 125 feet to the east line of said forty; thence south along the east line a distance of 80 feet to the place of beginning.

5.    Town of Amberg

      That part of the Northwest Quarter of the Northwest Quarter (NW 1/4 of the NW 1/4) of Section 18, Township 35 North, Range 22 East, being described as follows:

      Starting on the east line of said forty at a point which is 240 feet north of the southeast corner post, thence west, parallel to the south line of said forty, a distance of 125 feet; thence north, parallel to the east line of said forty, a distance of 80 feet; thence east, parallel to the north line of said forty, a distance of 125 feet to the east line of said forty; thence south, along the east line a distance of 80 feet to the place of beginning of said legal description of the subject property, together with ingress and egress and subject to restrictions, all as contained in a Deed recorded in Volume 235 of Deeds on page 1, in the Office of the Register of Deeds for Marinette County.

6.    Town of Amberg

      That part of the Northwest Quarter of the Northwest Quarter (NW 1/4 of the NW 1/4) of Section Eighteen (18), Township Thirty-Five (35) North, Range Twenty-Two (22) East, and more particularly described as follows:

      Starting at the Southeast corner post of the forty; thence West on the South line of said forty, a distance of 125 feet; thence North, parallel to the East line of said forty, a distance of 160 feet; thence East, parallel to the South line of said forty, a distance of 125 feet to the East line of said forty; thence south, along said East line, a distance of 160 feet to the place of beginning of said legal description. Tax Parcel No. 2-01754.000.

                               MILWAUKEE COUNTY

1.    Part of Glendale Substation Site

      That part of the Northwest 1/4 of Section 32, Township 8 North, Range 22 East, described as follows: From a point in the north line of the Northwest 1/4 which is 788.30 feet South 89 degrees 34' 10" West of the northeast corner of the Northwest 1/4; proceed South 0 degrees 25' 50" East 90 feet to the point of beginning; then South 55 degrees 49' 58" East 52.76 feet; then South 2 degrees 33' 57" West 133.38 feet along the west line of I-43; then North 17 degrees 58' 20" West 171.12 feet; then North 89 degrees 34' 10" East 15.12 feet to the point of beginning. Containing 4,230 square feet of land.

                               OUTAGAMIE COUNTY

1.    Hortonia Substation Site

      Lot 1 of Certified Survey Map No. 1674 filed in the office of the Register of Deeds for Outagamie County, Wisconsin, in Volume 9 of Certified Survey Maps, on Page 1674, as Document No. 1087968, being a part of the Northwest 1/4 of the Northwest 1/4 of Section 35, Township 22 North, Range 15 East, Town of Hortonia, Outagamie County, Wisconsin.

                                 RACINE COUNTY

1.    Ash Disposal Area

      The North 15 acres of the Southeast fractional 1/4 of Section 6, Township 4 North, Range 23 East. Said land being in the Town of Caledonia, County of Racine, State of Wisconsin.
      Tax Key:  51-004-04-23-06-009-000

      That part of the fractional Southeast 1/4 of Section 6, Township 4 North, Range 23 East of the Fourth Principal Meridian described as follows: Beginning at a point on the North and South 1/4 line of
      Section 6, Township 4 North, Range 23 East, of the Fourth Principal Meridian and 794.6 feet North measured along said North and South 1/4 line of said Section 6 from the South 1/4 corner of said Section 6; thence North along the North and South 1/4 line of said Section 6, 1116.9 feet; thence East parallel to the South line of said Section 6, 1112 feet to the shore line of Lake Michigan; thence Southeasterly along said shore line, 1289 feet more or less to the intersection of said shore line and a line parallel to the South line of said Section 6 and
      794.6 feet North therefrom measured along the North and South 1/4 line of said Section 6; thence Westerly parallel to the South line of said
      Section 6, 1784 feet more or less, to the place of beginning. Said land being in the Town of Caledonia, County of Racine, State of Wisconsin. Tax Key: 51-004-04-23-06-008-000

      That part of Section 6, Township 4 North, Range 23 East of the Fourth Principal Meridian, bounded and described as follows: Beginning at the South 1/4 corner of said Section 6; thence North along the North and South 1/4 line of said Section, 794.6 feet; thence Easterly parallel to the South line of said Section, 1784 feet more or less, to the shore line of Lake Michigan; thence Southeasterly along said shore line, 935 feet more or less, to the intersection of said shore line and the South line of said Section 6; thence Westerly along the South line of said
      Section 2240 feet more or less, to the place of beginning. Said land being in the Town of Caledonia, County of Racine, State of Wisconsin. Tax Key: 51-004-04-23-06-007-000

2.    Ash Disposal Area

      That part of the Southeast 1/4 of Section 1, Township 4 North, Range 22 East, in the Town of Caledonia, Racine County, Wisconsin, bounded as follows: Commencing at the southeast corner of said Section 1; running thence North 88 degrees 40 minutes 57 seconds West, 752.27 feet on the south line of said section; thence North 01 degree 19 minutes 03 seconds East, 215.00 feet; thence North 88 degrees 40 minutes 57 seconds West,
      200.02 feet; thence North 01 degrees 19 minutes 03 seconds East, 63.00 feet to a 3/4 inch diameter re-bar stake marking the point of beginning of this description; running thence North 88 degrees 40 minutes 57 seconds West, 260.24 feet to a 3/4 inch diameter re-bar stake on the easterly line of S.T.H. "32"; continuing thence North 88 degrees 40 minutes 57 seconds West, 37.04 feet to the centerline of said S.T.H. "32" and a point on a curve of southwesterly convexity whose radius is 5730.45 feet and whose chord bears North 24 degrees 55 minutes 58 seconds West, 134.51 feet; thence northwesterly on the arc of said curve and the centerline of S.T.H. "32", 134.51 feet; thence North 24 degrees 15 minutes 37 seconds West, 102.40 feet on said centerline; thence South 88 degrees 40 minutes 57 seconds East, 36.59 feet to a 3/4 inch diameter iron pipe stake on the easterly line of S.T.H. "32", continuing thence South 88 degrees 40 minutes 57 seconds East, 364.40 feet to a 3/4 inch diameter iron pipe stake; thence South 01 degree 19 minutes 03 seconds West, 213.00 feet to the point of beginning; containing 1.710 acres. Excepting therefrom the rights of the public in and to S.T.H. "32". Tax Key No. 004-04-22-01-0530010.

3.    Caledonia Ash Landfill Addition

      That part of the Northeast 1/4 of Section 12, Township 4 North, Range 22 East, described as follows: Begin at a point on the East line of said
      Section 12, located 144.6 feet South of the Northeast corner of said
      Section 12; run thence West Parallel to the North line of said Section 12, 226.52 feet; thence South parallel to the East line of said Section 12, 624.6 feet; thence East parallel to the North line 226.52 feet to the East line of Section 12; thence North along said East line 624.6 feet to the point of beginning. Containing 3.20 acres. Excepting the East 33 feet thereof reserved for highway purposes.

      That part of the Northwest 1/4 of Section 7, Township 4 North, Range 23 East, described as follows: Begin at the Northwest corner of the Northwest 1/4 of said Section 7; run thence South along the West line of the Northwest 1/4 769.2 feet; thence East parallel to the North line of the Northwest 1/4, 750.78 feet to the Westerly line of the Chicago and Northwestern Railway right-of-way; thence Northwesterly along the Westerly line of said right-of-way, 802 feet to the North line of said
      Section 7; thence West along the North line of said Northwest 1/4,

      469.66 feet to the Northwest corner of said Section 7 and the point of beginning of this description. Containing 10.51 acres, more or less. Excepting therefrom the west 33 feet and the North 33 feet thereof reserved for highway purposes.

                                WAUKESHA COUNTY

1.    Elm Grove Distribution Center Addition

      All that part of a 20.00 foot alley located in Block 2 of Columbia Gardens Subdivision, a subdivision of record, that portion lying between Nelson Avenue and President Avenue, located in the Southeast 1/4 of
      Section 25, T7N, R20E, in the City of Brookfield, Waukesha County, Wisconsin, described as follows: The West 10.00 feet of the 20.00 foot public alley abutting lots 10, 11 & 12 of Block 2 of said subdivision.

      The City of Brookfield by deeding the aforesaid parcel, hereby retains the easement rights for any existing underground utilities and drainage ways, including the rights of access thereto.

                                WAUPACA COUNTY

1.    Transmission Line Land

      A parcel of land being part of the Northeast 1/4 of the Northwest 1/4 and part of the Northwest 1/4 of the Northeast 1/4 of Section 4, Town 21 North, Range 13 East, City of Weyauwega, Waupaca County, Wisconsin containing 1.727 acres of land and described as: Beginning at the North 1/4 Corner of Section 4; thence South 88 degrees 16' 38" West 659.26 feet along the North line of the Northwest 1/4 of Section 4 to the centerline of STH "110"; thence South 01 degree 37' 00" East 80.11 feet along said Centerline to the North right-of-way line of the Soo Line Railroad; thence North 88 degrees 07' 40" East 302.14 feet along said North right-of-way line; thence 498.98 feet along said North Right-of-Way line on the arc of a 5679.65 foot radius curve to the left having a long chord of North 85 degrees 36' 40" East 498.81 feet; thence North 83 degrees 05' 39" East 424.03 feet along said North right-of-way line; thence North 01 degree 42' 42" West 17.70 feet to the North line of the Northeast 1/4 of Section 4; thence South 88 degrees 17' 18" West 563.30 feet along said North line to the Point of Beginning. Reserving that part presently used for road purposes.

                                   MICHIGAN

      The following described parcels of real estate, all of which are located in the State of Michigan in the respective counties hereinafter specified:

                               MARQUETTE COUNTY

1.    Transmission Line Land

      Parcel 1: That certain piece or parcel of land situate and being in the Township of Marquette, County of Marquette and State of Michigan, and described as follows: Section 18, Township 48 North, Range 25 West, all that part of the Northwest Quarter of Southeast Quarter (NW 1/4 of SE 1/4): Beginning at a point 528 feet West of the Northeast corner of said subdivision; thence South 17 degrees 05' East 610 feet; thence South 54 degrees 30' West 1221 feet to West line of said subdivision;

      thence South 35 feet to Southwest corner of said subdivision; thence East on the South line to the Southeast corner; thence North to the Northeast corner; thence West 528 feet to point of beginning.

      Parcel 2: All that part of the West Half of the Northeast Quarter (W 1/2 of NE 1/4) beginning at a point on the North line 1770.4 feet West of the Northeast corner, thence South 663 feet, thence South 22 degrees East 350 feet, thence South 9 degrees East 200 feet, thence South 31 degrees East 600 feet, thence South 27 degrees West 200 feet, thence South 78 degrees West 500 feet, thence South 31 degrees West 250 feet, thence South 17 degrees 5' East 478 feet to the South line of the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4), thence along said line 528 feet East, thence North to North line of said section, thence West along said line 460 feet to place of beginning, consisting of 27 acres, more or less, situated in Section 18, Township 48 North, Range 25 West, Township of Marquette, County of Marquette and State of Michigan.

      Together with a 20 foot wide easement for ingress and egress over an existing gravel road across the Southwest Quarter of Southeast Quarter (SW 1/4 of SE 1/4) and the Southwest Quarter of Southeast Quarter (SW 1/4 of SE 1/4) of Section 18, Township 48 North, Range 25 West, Marquette Township, Marquette County, Michigan, said road commencing at its point of intersection with County Road HI and continuing through the Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of Section 18, Township 48 North, Range 25 West.

      Together with those easement rights for ingress and egress set forth in the Easement Agreement dated the 17th day of May, 1989, and recorded in the office of the Marquette County, Michigan Register of Deeds on the 19th day of May, 1989, in Liber 126 of Miscellaneous Records, Page 265, which is described as follows, to-wit: A 20 foot wide easement for ingress and egress over an existing gravel road extending Northerly from Brickyard Road across the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section 18, Township 48 North, Range 25 West, Marquette Township, Marquette County, Michigan.

2.    Transmission Line Land

      One (1) square acre in the southwest corner of the Northeast 1/4 of the Southeast 1/4 of Section 18, Township 48 North, Range 25 West, in the Township of Marquette, County of Marquette, and State of Michigan, saving, excepting and reserving an easement for roadway purposes over the south 33 feet thereof and over the west 33 feet thereof.

      PART II--Properties acquired by Wisconsin Electric Power Company in the merger of Wisconsin Natural Gas Company into it effective on January 1, 1996.

      All of the properties specifically described in the granting clauses of the Mortgage and Deed of Trust dated June 1, 1950, between Wisconsin Natural Gas Company and Firstar Trust Company (formerly First Wisconsin Trust Company), Trustee, and of the Supplemental Indentures thereto listed below:

      Provided, however, that there are excluded from the such properties:

            (a) The properties described in the release documents listed below; and

            (b) Any other properties which have been abandoned, sold or otherwise disposed of by Wisconsin Natural Gas Company, as permitted in
      Article VII of such Mortgage and Deed of Trust dated June 1, 1950, as amended and supplemented;

and

      Provided, further, that all such properties, not so excluded, are subject to the prior lien of such Mortgage and Deed of Trust dated June 1, 1950, as amended and supplemented (as well as to the other matters set forth or referred to in the granting clauses referred to above in this Part II and in the granting clauses of the Supplemental Indenture to which this Schedule A is attached).

      The Mortgage and Deed of Trust dated June 1, 1950 referred to above in this Part II, and the Supplemental Indentures thereto referred to above in this Part II as listed herein (and which are so listed as follows), were recorded in the following counties, all in the State of Wisconsin:

Mortgage and Deed of Trust dated June 1, 1950:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      606                139907
Crawford   November 16, 1993  10:40 a.m.   V540      113      343       241086
Dodge      June 9, 1950        2:00 p.m.    249       18                417567
Jefferson  June 9, 1950        1:30 p.m.    226      449                444623
Kenosha    June 9, 1950        1:16 p.m.    299        1      117       321629
Milwaukee  June 9, 1950       11:10 a.m.   2795      189               2944897
Outagamie  July 1, 1976        8:30 a.m.   1018      487                712206
Racine     June 9, 1950        1:01 p.m.    479      277      392       560476
Rock       October 6, 1955    10:50 a.m.    434      151      267       568952
Walworth   June 9, 1950        1:06 p.m.    272      111                425735
Waukesha   June 9, 1950       11:32 a.m.    350       72                338545
Winnebago  July 1, 1976        8:30 a.m.   none     none                480001

First Supplemental Indenture dated June 1, 1950:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      723                139908
Crawford   November 16, 1993  10:40 a.m.   V540      344      381       241087
Dodge      June 9, 1950        2:00 p.m.    249      134                417568
Jefferson  June 9, 1950        1:30 p.m.    226      509                444624
Kenosha    June 9, 1950        1:17 p.m.    299      118      138       321630
Milwaukee  June 9, 1950       11:10 a.m.   2795      306               2944898
Outagamie  July 1, 1976        8:30 a.m.   1019      one                712207
Racine     June 9, 1950        1:02 p.m.    479      393      412       560477
Rock       October 6, 1955    10:50 a.m.    434      268      288       568953
Walworth   June 9, 1950        1:07 p.m.    272      229                425736
Waukesha   June 9, 1950       11:34 a.m.    350      303                338546
Winnebago  July 1, 1976        8:08 a.m.   none     none                480002

Second Supplemental Indenture dated October 15, 1955:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      744                139909
Crawford   November 16, 1993  10:40 a.m.   V540      382      417       241088
Dodge      October 26, 1955    1:30 p.m.    280      271                446964
Jefferson  October 26, 1955    1:10 p.m.    254      102                508798
Kenosha    October 26, 1955   12:45 p.m.    369      205      225      370,184
Milwaukee  October 26, 1955   11:15 a.m.   3612      481               3440684
Outagamie  July 1, 1976        8:30 a.m.   1019       41                712208
Racine     October 26, 1955    1:00 p.m.    578      321      341       638913
Rock       October 26, 1955    1:30 p.m.    435      299      319       569737
Walworth   October 26, 1955    2:25 p.m.    334      395      416       475650
Waukesha   October 26, 1955    2:00 p.m.    507       48                426704
Winnebago  July 1, 1976        8:10 a.m.   none     none                480003

Third Supplemental Indenture dated September 1, 1957:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      765                139910
Crawford   November 16, 1993  10:40 a.m.   V541        1       34       241089
Dodge      September 17, 1957  3:15 p.m.    292      291                457613
Jefferson  September 17, 1957  2:20 p.m.    264      540                535172
Kenosha    September 17, 1957  2:30 p.m.    465      151      169       387454
Milwaukee  September 17, 1957 12:50 p.m.   3885       97               3608266
Outagamie  July 1, 1976        8:30 a.m.   1019       81                712209
Racine     September 17, 1957  1:50 p.m.    614      450      466       666545
Rock       September 17, 1957  1:05 p.m.    470      414      432       591868
Walworth   September 17, 1957  2:45 p.m.    356      351      370       493741
Waukesha   September 17, 1957  1:30 p.m.    578      343                465885
Winnebago  July 1, 1976        8:12 a.m.   none     none                480004

Fourth Supplemental Indenture dated October 15, 1961:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      784                139911
Crawford   November 16, 1993  10:40 a.m.   V541       35       69       241090
Dodge      October 19, 1961    2:25 p.m.    318      340                481060
Jefferson  October 19, 1961    1:20 p.m.    287      350                596513
Kenosha    October 19, 1961    1:40 p.m.    592      182      200       432185
Milwaukee  October 19, 1961   12:10 p.m.   4336      463               3911663
Outagamie  July 1, 1976        8:30 a.m.   1019      115                712210
Racine     October 19, 1961    1:05 p.m.    719      145      164       727844
Rock       October 19, 1961    1:50 p.m.     28      307      325       640047
Walworth   October 19, 1961    1:45 p.m.    405      418      437       533752
Waukesha   October 19, 1961    1:15 p.m.    735      103                554194
Winnebago  July 1, 1976        8:14 a.m.   none     none                480005

Fifth Supplemental Indenture dated November 1, 1962:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      803                139912
Crawford   November 16, 1993  10:40 a.m.   V541       70      101       241091
Dodge      November 1, 1962    3:20 p.m.    325      310                487875
Jefferson  November 1, 1962    2:00 p.m.    293       72                611660
Kenosha    November 1, 1962    2:50 p.m.    621      500      517       443732
Milwaukee  November 1, 1962    1:35 p.m.     36      725               3985034
Outagamie  July 1, 1976        8:30 a.m.   1019      151                712211
Racine     November 1, 1962    2:15 p.m.    759      451      467       743444
Rock       November 1, 1962    2:50 p.m.     64       16       33       652666
Walworth   November 1, 1962    2:20 p.m.    418       37       56       543973
Waukesha   November 1, 1962    1:20 p.m.    773       75                576483
Winnebago  July 1, 1976        8:16 a.m.   none     none                480006

Sixth Supplemental Indenture dated October 1, 1965:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    149      821                139913
Crawford   November 16, 1993  10:40 a.m.   V541      102      139       241092
Dodge      October 8, 1965     9:31 a.m.    349      374                508182
Jefferson  October 8, 1965    10:00 a.m.    373      577                657572
Kenosha    October 8, 1965     8:05 a.m.    713      235      255       479326
Milwaukee  October 8, 1965     9:50 a.m.    273     1582               4212228
Outagamie  July 1, 1976        8:30 a.m.   1019      185                712212
Racine     October 8, 1965     8:00 a.m.    881      157      177       796009
Rock       October 8, 1965     8:00 a.m.    184      118      138       694733
Walworth   October 8, 1965     8:00 a.m.    456      573      593       574952
Waukesha   October 8, 1965     8:00 a.m.    898      195                647220
Winnebago  July 1, 1976        8:18 a.m.   none     none                480007

Seventh Supplemental Indenture dated September 15, 1967:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    150        1                139914
Crawford   November 16, 1993  10:40 a.m.   V541      140      176       241093
Dodge      September 14, 1967  8:40 a.m.    365       64                522095
Jefferson  September 14, 1967  9:00 a.m.    403      543                669743
Kenosha    September 14, 1967  8:35 a.m.    760      415      434       497775
Milwaukee  September 14, 1967  8:40 a.m.    379     1579               4343862
Outagamie  July 1, 1976        8:30 a.m.   1019      225                712213
Racine     September 14, 1967  8:15 a.m.    958       74       93       827939
Rock       September 14, 1967  8:00 a.m.    259      504      523       721056
Walworth   September 14, 1967  8:00 a.m.    480      453      473       595334
Waukesha   September 14, 1967  8:00 a.m.    980      589                694685
Winnebago  July 1, 1976        8:20 a.m.   none     none                480008

Eighth Supplemental Indenture dated September 15, 1969:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976
Crawford   November 16, 1993  10:40 a.m.   V541      177      211       241094
Dodge      September 12, 1969 10:09 a.m.    380      417                536602
Jefferson  September 12, 1969  9:00 a.m.    433      413                682252
Kenosha    September 12, 1969  9:40 a.m.    807      594      614       516490
Milwaukee  September 12, 1969  9:25 a.m.    498      462               4486934
Outagamie  July 1, 1976
Racine     September 12, 1969  8:05 a.m.   1030      105      124       858915
Rock       September 12, 1969  8:00 a.m.    335      605      623       747782
Walworth   September 12, 1969  8:18 a.m.     16       53       87       617511
Waukesha   September 12, 1969  8:36 a.m.   1065      150                747431
Winnebago  July 1, 1976

Ninth Supplemental Indenture dated as of July 1, 1971:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 1, 1976        9:27 a.m.    150       21                139915
Crawford   November 16, 1993  10:40 a.m.   V541      212      244       241095
Dodge      June 28, 1971      10:53 a.m.    393      270                549456
Jefferson  June 28, 1971      10:40 a.m.    458      304                693033
Kenosha    June 28, 1971      10:00 a.m.    850      356      387       533523
Milwaukee  June 28, 1971       9:25 a.m.    594      734               4602025
Outagamie  July 1, 1976        8:30 a.m.   1019      263                712214
Racine     June 28, 1971       8:05 a.m.   1093      543      560       884733
Rock       June 28, 1971      11:45 a.m.    396      283      300       769121
Walworth   June 28, 1971      10:29 a.m.     49      627      659       637411
Waukesha   June 28, 1971       9:02 a.m.   1129      267                789482
Winnebago  July 1, 1976        8:22 a.m.   none     none                480009

Tenth Supplemental Indenture dated September 15, 1986:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    September 15, 1986  9:20 a.m.    840       14                185088
Crawford   November 16, 1993  10:40 a.m.   V541      245      284       241096
Dodge      September 15, 1986 10:05 a.m.    624      644                691080
Jefferson  September 15, 1986 11:00 a.m.    683      827                821095
Kenosha    September 15, 1986  9:16 a.m.   1238       27                761936
Milwaukee  September 15, 1986  9:30 a.m.   1957      367               5962595
Outagamie  September 15, 1986  9:00 a.m.   6771       33                895758
                                           6772        1
Racine     September 15, 1986  8:25 a.m.   1820      798               1205712
Rock       September 15, 1986 10:53 a.m.   C272      453               1034563
Walworth   September 15, 1986  9:41 a.m.    379       28                134689
Waukesha   September 15, 1986  8:11 a.m.    806      564               1372020
Winnebago  September 15, 1986  9:38 a.m.                                661885

Eleventh Supplemental Indenture dated January 15, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    January 23, 1992    8:08 a.m.  J1827        1       38       216920
Crawford   November 16, 1993  10:40 a.m.   V541      285      322       241097
Dodge      January 23, 1992    9:14 a.m.   V730       49       86       752807
Jefferson  January 23, 1992   10:00 a.m.   V790      939      976       882467
Kenosha    January 23, 1992    8:42 a.m.  V1483      259      296       884263
Milwaukee  January 23, 1992    9:45 a.m.   2699      264      301      6563356
Outagamie  January 23, 1992   10:00 a.m. J11945        1       38      1025949
Racine     January 23, 1992    8:05 a.m.  V2118      416      453      1362178
Rock       January 23, 1992   10:08 a.m.   C518      349      386      1150801
Walworth   January 23, 1992    8:53 a.m.   V550      710      747       225596
Waukesha   January 24, 1992    8:45 a.m.   1411     0053     0090      1700343
Winnebago  January 23, 1992    8:46 a.m.    -        -        -         785428

Twelfth Supplemental Indenture dated November 1, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 4, 1992    9:34 a.m.  J2111      I30      I41       224444
Crawford   November 16, 1993  10:40 a.m.   V541      323      333       241098
Dodge      November 4, 1992   12:58 p.m.   V757      804      815       766586
Jefferson  November 4, 1992    9:15 a.m.   V820      571      581       896013
Kenosha    November 4, 1992    9:04 a.m.  V1548      367      378       910683
Milwaukee  November 4, 1992   11:30 a.m.  R2900    I1058    I1069      6684624
Outagamie  November 4, 1992   11:29 a.m. J13161      I30      I41      1057382
Racine     November 4, 1992    8:05 a.m.  V2199      858      869      1390642
Rock       November 4, 1992   10:49 a.m.   C583     I547     I558      1178473
Walworth   November 4, 1992    8:56 a.m.   V596      505      516       245001
Waukesha   November 4, 1992    8:21 a.m.  R1588    I0001    I0012      1781999
Winnebago  November 4, 1992   11:06 a.m.    -        -        -         815619

Thirteenth Supplemental Indenture dated January 1, 1994:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    January 10, 1994   10:15 a.m.  J2615      I10      I37       237095
Crawford   January 11, 1994    8:00 a.m.   V544      260      297       241650
Dodge      January 10, 1994    9:25 a.m.   V801      787      814       787436
Jefferson  January 10, 1994   11:25 a.m.   V870      760      787       918228
Kenosha    January 10, 1994    9:47 a.m.  V1653      151      178       951353
Milwaukee  January 10, 1994   10:55 a.m.  R3199    I3055    I3082      6884799
Outagamie  January 10, 1994   10:20 a.m. J15227      I01      I28      1109925
Racine     January 10, 1994    8:28 a.m.  V2335      910      937      1450858
Rock       January 10, 1994    9:17 a.m.   C685     I605     I632      1221983
Walworth   January 10, 1994    9:42 a.m.   V627     9910     9937       276123
Waukesha   January 10, 1994    9:38 a.m.  R1859    I0901    I0928      1924689
Winnebago  January 10, 1994    9:36 a.m.    -        -        -         863836

      The release documents referred to above as listed herein (and which are so listed as follows) were recorded as follows:

                            Dodge County, Wisconsin

     Date Recorded             Volume           Page          Document Number
     -------------             ------           ----          ---------------
June 9, 1986..............       618           281-284            687521

                          Jefferson County, Wisconsin

July 30, 1970.............       445             197              687194
April 14, 1983............       630           115-117            788629
May 26, 1993..............       841           627-630            905634

                           Kenosha County, Wisconsin

September 13, 1954........       352           403-404            359482
August 3, 1955............       365           359-360            367747
April 29, 1985............      1186           837-839            734497
February 28, 1986.........      1213           251-254            749254
March 31, 1986............      1215           972-975            750576

                          Milwaukee County, Wisconsin

March 6, 1967.............    Reel 349      Image 623-626        4304775

                           Racine County, Wisconsin

January 2, 1951...........       486           614-616            568882
December 27, 1973.........      1208           277-280            932902
July 9, 1981..............      1623            58-61            1093456
December 16, 1986.........      1836           151-152           1214115
January 31, 1990..........      1999           296-322           1302528
March 7, 1995.............      2432           662-664           1494172

                          Waukesha County, Wisconsin

April 21, 1967............       959             477              682562
July 29, 1970.............      1092             422              765543
January 3, 1986...........    Reel 727      Image 503-507        1327548

                             -------------------

      The specific references in Parts I and II of this Schedule A to certain properties as mortgaged under the Mortgage and Deed of Trust dated October 28, 1938, as amended and supplemented, shall not be deemed to exclude any other properties not specifically referred to therein but mortgaged pursuant to the terms of such Mortgage and Deed of Trust.

                                  SCHEDULE B

      Information relating to the Recording in Certain Counties of the Original Indenture and Second through Thirty-Ninth Supplemental Indentures.

      Copies of the Mortgage and Deed of Trust dated October 28, 1938, and the Second through Thirty-Ninth Supplemental Indentures thereto, between Wisconsin Electric Power Company and Firstar Trust Company (formerly First Wisconsin Trust Company), Trustee, were recorded (among other places) in the Office of the Register of Deeds in each of the counties, in the State of Wisconsin, in which are located properties acquired by Wisconsin Electric Power Company from Wisconsin Natural Gas Company in the merger effective on January 1, 1996, as follows:

Mortgage and Deed of Trust dated October 28, 1938:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    October 24, 1938    1:30 p.m.     50      496                 48463
Crawford   October 17, 1995    1:00 p.m.    575        1      192       248122
Dodge      October 24, 1938    1:45 p.m.    195      477                355352
Jefferson  October 24, 1938    1:30 p.m.    186      334                344642
Kenosha    October 24, 1938    1:20 p.m.    197        1                233590
Milwaukee  October 24, 1938   11:10 a.m.   1757      179               2193004
Outagamie  August 25, 1964     9:00 a.m.    669        9                571686
Racine     October 24, 1938    2:05 p.m.    344      121                433771
Rock       October 24, 1938    1:50 p.m.    240      351                408287
Walworth   October 24, 1938    4:00 p.m.    194      161                331981
Waukesha   October 24, 1938    2:55 p.m.    202      402                223337
Winnebago  November 22, 1977                 -        -         -       506894

Second Supplemental Indenture dated June 1, 1946:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    June 26, 1946       2:40 p.m.     55      425                 62483
Crawford   October 17, 1995    1:00 p.m.    575      193      363       248123
Dodge      June 26, 1946       3:25 p.m.    233       90                394558
Jefferson  June 26, 1946       2:20 p.m.    207      187                407057
Kenosha    June 26, 1946       3:20 p.m.    252      261                287720
Milwaukee  June 26, 1946       2:05 p.m.   2344      483               2644790
Outagamie  August 25, 1964     9:00 a.m.    669      105                571687
Racine     June 26, 1946       2:00 p.m.    422      361                509278
Rock       June 26, 1946       3:19 p.m.    285        1                468748
Walworth   June 26, 1946       2:15 p.m.    231      531                388897
Waukesha   June 26, 1946       1:35 p.m.    277        1                289565
Winnebago  November 22, 1977                 -        -         -       506895

Third Supplemental Indenture dated March 1, 1949:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    March 22, 1949      4:15 p.m.     64      499                 68750
Crawford   October 17, 1995    1:00 p.m.    575      364      412       248124
Dodge      March 22, 1949      4:00 p.m.    240      548                411117
Jefferson  March 22, 1949      4:00 p.m.    220      347                431978
Kenosha    March 22, 1949      3:55 p.m.    284      565                311361
Milwaukee  March 22, 1949      2:40 p.m.   2647      532               2851131
Outagamie  August 25, 1964     9:00 a.m.    669      191                571688
Racine     March 22, 1949      2:48 p.m.    463       47                546061
Rock       March 22, 1949      4:05 p.m.    314       23                497064
Walworth   March 22, 1949      3:45 p.m.    259      231                415179
Waukesha   March 22, 1949      3:00 p.m.    325      408                323835
Winnebago  November 22, 1977                 -        -        -        506896

Fourth Supplemental Indenture dated June 1, 1950:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    June 9, 1950        1:20 p.m.     66      225                 70973
Crawford   October 17, 1995    1:00 p.m.    576        1        83      248125
Dodge      June 9, 1950        2:00 p.m.    249      183                417570
Jefferson  June 9, 1950        1:30 p.m.    226      521                444626
Kenosha    June 9, 1950        1:19 p.m.    299      139                321632
Milwaukee  June 9, 1950       11:10 a.m.   2795      327               2944900
Outagamie  August 25, 1964     9:00 a.m.    669      215                571689
Racine     June 9, 1950        1:04 p.m.    479      413                560479
Rock       June 9, 1950        1:32 p.m.    332       50                508925
Walworth   June 9, 1950        1:09 p.m.    272      250                425738
Waukesha   June 9, 1950       11:38 a.m.    350      341                338548
Winnebago  November 22, 1977                 -        -         -       506897


Fifth Supplemental Indenture dated May 1, 1952:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 7, 1952        10:00 a.m.     68      221                 74499
Crawford   October 17, 1995    1:00 p.m.    576       84      134       248126
Dodge      May 7, 1952         1:30 p.m.    259      494                427834
Jefferson  May 7, 1952        10:00 a.m.    236      355                465705
Kenosha    May 7, 1952        11:50 a.m.    323      520                338856
Milwaukee  May 7, 1952         8:55 a.m.   3059        1               3107256
Outagamie  August 25, 1964     9:00 a.m.    669      257                571690
Racine     May 7, 1952         8:00 a.m.    512      700                586556
Rock       May 7, 1952         8:30 a.m.    369       39                529919
Walworth   May 7, 1952        10:30 a.m.    294      137                442965
Waukesha   May 7, 1952         8:30 a.m.    398      358                364685
Winnebago  November 22, 1977                 -        -        -        506898

Sixth Supplemental Indenture dated May 1, 1954:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 5, 1954         1:45 p.m.     72      171                 78332
Crawford   October 17, 1995    1:00 p.m.    576      135      188       248127
Dodge      May 5, 1954         3:25 p.m.    270      411                438465
Jefferson  May 5, 1954         2:45 p.m.    245      577                489666
Kenosha    May 5, 1954         1:15 p.m.    347      588                356232
Milwaukee  May 5, 1954         1:10 p.m.   3356      453               3291961
Outagamie  August 25, 1964     9:00 a.m.    669      283                571691
Racine     May 5, 1954         1:00 p.m.    547      407                615757
Rock       May 5, 1954         3:10 p.m.    405       21                551506
Walworth   May 5, 1954         2:00 p.m.    316       25                460938
Waukesha   May 5, 1954         3:50 p.m.    453      243                396322
Winnebago  November 22, 1977                 -        -        -        506899

Seventh Supplemental Indenture dated April 15, 1956:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    April 25, 1956      2:50 p.m.     76        1                 82381
Crawford   October 17, 1995    1:00 p.m.    576      189      247       248128
Dodge      April 25, 1956      3:40 p.m.    284      343                449598
Jefferson  April 25, 1956      2:30 p.m.    256      563                515598
Kenosha    April 25, 1956      3:45 p.m.    376      290                374785
Milwaukee  April 25, 1956      2:10 p.m.   3688      364               3486255
Outagamie  August 25, 1964     9:00 a.m.    669      311                571692
Racine     April 25, 1956      1:30 p.m.    590      287                646454
Rock       April 25, 1956      4:55 p.m.    446       56                575567
Walworth   April 25, 1956      3:00 p.m.    340      276                479891
Waukesha   April 25, 1956      1:45 p.m.    525      264                436816
Winnebago  November 22, 1977                 -        -        -        506900

Eighth Supplemental Indenture dated April 1, 1958:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    April 2, 1958      10:00 a.m.     76      425                 86767
Crawford   October 17, 1995    1:00 p.m.    576      248      297       248129
Dodge      April 2, 1958       9:35 a.m.    295      297                460307
Jefferson  April 2, 1958      10:30 a.m.    267      452                542472
Kenosha    April 2, 1958       9:35 a.m.    478      530                391996
Milwaukee  April 2, 1958       8:30 a.m.   3943      466               3647088
Outagamie  August 25, 1964     9:00 a.m.    669      341                571693
Racine     April 2, 1958      10:10 a.m.    631      546                673148
Rock       April 2, 1958       9:10 a.m.    479      257                597441
Walworth   April 2, 1958      10:00 a.m.    362      563                498487
Waukesha   April 2, 1958       1:15 p.m.    595      316                475543
Winnebago  November 22, 1977                 -        -        -        506901

Ninth Supplemental Indenture dated November 15, 1960:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 18, 1960  10:04 a.m.     79      433                 92913
Crawford   October 17, 1995    1:00 p.m.    576      298      348       248130
Dodge      November 18, 1960  10:35 a.m.    311      600                475836
Jefferson  November 18, 1960   8:00 a.m.    282      255                582488
Kenosha    November 18, 1960   8:35 a.m.    564      243                421824
Milwaukee  November 18, 1960   9:10 a.m.   4245       47               3846933
Outagamie  August 25, 1964     9:00 a.m.    669      367                571694
Racine     November 18, 1960   8:15 a.m.    682      156                713639
Rock       November 18, 1960   8:00 a.m.    524      270                629014
Walworth   November 18, 1960   9:00 a.m.    395       37                524680
Waukesha   November 18, 1960   9:45 a.m.    701      463                534694
Winnebago  November 22, 1977                 -        -        -        506902

Tenth Supplemental Indenture dated November 1, 1966:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 4, 1966   11:00 a.m.     92      321                108551
Crawford   October 17, 1995    1:00 p.m.    576      349      408       248131
Dodge      November 4, 1966   10:38 a.m.    358      341                516251
Jefferson  November 4, 1966    9:00 a.m.    391      116                664530
Kenosha    November 4, 1966    8:30 a.m.    741      390                490366
Milwaukee  November 4, 1966    9:05 a.m.    335       50               4287441
Outagamie  November 4, 1966    8:30 a.m.    735      299                596166
Racine     November 4, 1966    8:00 a.m.    926      347                814790
Rock       November 4, 1966    8:00 a.m.    228      443                710166
Walworth   November 4, 1966    8:40 a.m.    470      497                586796
Waukesha   November 4, 1966    9:00 a.m.    944      394                673595
Winnebago  November 22, 1977                 -        -        -        506903

Eleventh Supplemental Indenture dated November 15, 1967:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 17, 1967   9:00 a.m.     99      342                111391
Crawford   October 17, 1995    1:00 p.m.    577        1       43       248132
Dodge      November 17, 1967   8:38 a.m.    367      174                523479
Jefferson  November 17, 1967   9:30 a.m.    406      544                671048
Kenosha    November 17, 1967   8:50 a.m.    765      208                499566
Milwaukee  November 17, 1967   9:00 a.m.    391      920               4358092
Outagamie  November 17, 1967   9:00 a.m.    765      139                607280
Racine     November 17, 1967   8:30 a.m.    965      484                831153
Rock       November 17, 1967   8:00 a.m.    267      236                723658
Walworth   November 17, 1967   8:45 a.m.    483       41                597320
Waukesha   November 17, 1967   9:10 a.m.    989      226                699890
Winnebago  November 22, 1977                 -        -        -        506904

Twelfth Supplemental Indenture dated May 15, 1968:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 17, 1968        9:04 a.m.    101      419                112635
Crawford   October 17, 1995    1:00 p.m.    577       44       74       248133
Dodge      May 17, 1968        9:01 a.m.    370      464                526794
Jefferson  May 17, 1968        9:30 a.m.    414        4                673930
Kenosha    May 17, 1968        8:30 a.m.    776      464                504032
Milwaukee  May 17, 1968        8:40 a.m.    419        5               4392198
Outagamie  May 17, 1968        8:45 a.m.    778      477                612410
Racine     May 17, 1968        8:30 a.m.    983      464                838982
Rock       May 17, 1968        8:00 a.m.    285      511                730229
Walworth   May 17, 1968        8:30 a.m.    489       95                602393
Waukesha   May 17, 1968        9:05 a.m.   1010      288                712889
Winnebago  November 22, 1977                 -        -        -        506905

Thirteenth Supplemental Indenture dated May 15, 1969:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 16, 1969       11:25 a.m.    106      552                115574
Crawford   October 17, 1995    1:00 p.m.    577       75      110       248134
Dodge      May 16, 1969        9:51 a.m.    377      569                534073
Jefferson  May 16, 1969       10:45 a.m.    428      492                680197
Kenosha    May 16, 1969        8:30 a.m.    799      191                513089
Milwaukee  May 16, 1969        9:20 a.m.    479       57               4463080
Outagamie  May 16, 1969        2:00 p.m.    806      647                623493
Racine     May 16, 1969        8:24 a.m.   1017      621                853691
Rock       May 16, 1969        8:00 a.m.    322      401                743177
Walworth   May 16, 1969        9:07 a.m.      8      669                613594
Waukesha   May 16, 1969       11:15 a.m.   1052        5                738737
Winnebago  November 22, 1977                  -       -        -        506908

Fourteenth Supplemental Indenture dated November 1, 1969:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    October 30, 1969    8:50 a.m.    110      115                117354
Crawford   October 17, 1995    1:00 p.m.    577      111      140       248135
Dodge      October 30, 1969    9:23 a.m.    381      231                537667
Jefferson  October 30, 1969    9:30 a.m.    435      425                683114
Kenosha    October 30, 1969    8:12 a.m.    810      612                517730
Milwaukee  October 30, 1969   10:10 a.m.    505      542               4495662
Outagamie  October 30, 1969    1:00 p.m.    819      557                628451
Racine     October 30, 1969    8:02 a.m.   1034      601                860932
Rock       October 30, 1969    8:00 a.m.    340      395                749458
Walworth   October 30, 1969    8:07 a.m.     18      397                618994
Waukesha   October 30, 1969   11:15 a.m.   1069      458                750388
Winnebago  November 22, 1977                 -        -        -        506907

Fifteenth Supplemental Indenture dated July 15, 1976:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 9, 1976       10:20 a.m.    150      200                140033
Crawford   October 17, 1995    1:00 p.m.    577      141      291       248136
Dodge      July 9, 1976        9:37 a.m.    465        1                593009
Jefferson  July 9, 1976        8:00 a.m.    538        1                732738
Kenosha    July 9, 1976        9:00 a.m.    965      796                602550
Milwaukee  July 9, 1976        9:00 a.m.    941     1181               5017453
Outagamie  July 9, 1976       10:00 a.m.   1020      239                712664
Racine     July 9, 1976        8:05 a.m.   1326      277                980044
Rock       July 9, 1976        9:30 a.m.    602      451                848678
Walworth   July 9, 1976        8:38 a.m.    162      105                 05146
Waukesha   July 9, 1976        8:04 a.m.    187        1                958160
Winnebago  November 22, 1977                 -        -        -        506908

Sixteenth Supplemental Indenture dated as of January 1, 1978:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    January 3, 1978    10:53 a.m.    161      313                146435
Crawford   October 17, 1995    1:00 p.m.    577      292      380       248137
Dodge      January 3, 1978    10:14 a.m.    490       41                609487
Jefferson  January 3, 1978    10:00 a.m.    563      494                747994
Kenosha    January 3, 1978    10:47 a.m.   1007      783                628582
Milwaukee  January 3, 1978     9:10 a.m.   1077     1261               5174512
Outagamie  January 3, 1978     9:30 a.m.    646       31
                                            647        1                741192
                                            648        1
Racine     January 3, 1978     8:45 a.m.   1421      199               1018491
Rock       January 3, 1978    11:25 a.m.    680      431                879433
Walworth   January 3, 1978     1:22 p.m.    203      396                 27606
Waukesha   January 3, 1978    10:08 a.m.    279      432               1030545
Winnebago  January 3, 1978     1:04 p.m.     -        -        -        508962

Seventeenth Supplemental Indenture dated as of  May 1, 1978:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 9, 1978         1:03 p.m.    163      692                147753
Crawford   October 17, 1995    1:00 p.m.    577      381      421       248138
Dodge      May 9, 1978         9:46 a.m.    495      409                613035
Jefferson  May 9, 1978        10:20 a.m.    569      153                751265
Kenosha    May 9, 1978         9:02 a.m.   1017      662                634631
Milwaukee  May 9, 1978         9:20 a.m.   1107     1372               5209340
Outagamie  May 9, 1978         2:00 p.m.    871       21
                                            872        1                747530
Racine     May 9, 1978         8:18 a.m.   1442      239               1026899
Rock       May 9, 1978        11:15 a.m.    698      113                886254
Walworth   May 9, 1978         3:06 p.m.    210      357                 32362
Waukesha   May 9, 1978        10:12 a.m.    298      466               1046307
Winnebago  May 9, 1978         1:20 p.m.     -        -        -        515136

Eighteenth Supplemental Indenture dated as of May 15, 1978:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 15, 1978       11:52 a.m.    163      817                147809
Crawford   October 17, 1995    1:00 p.m.    578        1       26       248139
Dodge      May 15, 1978        9:48 a.m.    495      668                613184
Jefferson  May 15, 1978        9:30 a.m.    569      406                751416
Kenosha    May 15, 1978        9:45 a.m.   1018      130                634903
Milwaukee  May 15, 1978       10:00 a.m.   1109      106               5211213
Outagamie  May 15, 1978        1:00 p.m.    882       10                747819
Racine     May 15, 1978        8:21 a.m.   1443      348               1027335
Rock       May 15, 1978       11:00 a.m.    699       90                886642
Walworth   May 15, 1978       11:53 a.m.    210      830                 32631
Waukesha   May 15, 1978       10:38 a.m.    299      676               1047061
Winnebago  May 15, 1978        1:00 p.m.     -        -        -        515424

Nineteenth Supplemental Indenture dated as of August 1, 1979:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    August 24, 1979     1:00 p.m.    174      624       NA       153555
Crawford   October 17, 1995    1:00 p.m.    578       27       76       248140
Dodge      August 24, 1979     9:53 a.m.    517      357      406       626851
Jefferson  August 24, 1979     9:30 a.m.    590      700      749       763882
Kenosha    August 24, 1979     8:55 a.m.   1055      694      743       657032
Milwaukee  August 24, 1979     9:20 a.m.   1235       43       92      5341610
Outagamie  August 24, 1979     9:00 a.m.   1756       19       46       771361
                                           1757        1       23
Racine     August 24, 1979     8:05 a.m.   1524      278      327      1058889
Rock       August 24, 1979     8:02 a.m.     22      902      951       912284
Walworth   August 24, 1979     9:09 a.m.    238      632      681        50491
Waukesha   August 24, 1979     9:46 a.m.    374     1061     1110      1104230
Winnebago  August 24, 1979     8:02 a.m.     -        -        -        538998

Twentieth Supplemental Indenture dated as of November 15, 1979:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 30, 1979  10:23 a.m.    177      191       NA       154886
Crawford   October 17, 1995    1:00 p.m.    578       77       97       248141
Dodge      November 30, 1979   9:39 a.m.    521      752      772       629619
Jefferson  November 30, 1979   9:20 a.m.    594      748      768       766318
Kenosha    November 30, 1979   9:32 a.m.   1064      143      163       661749
Milwaukee  November 30, 1979  10:35 a.m.   1263     1388     1399      5369456
Outagamie  November 30, 1979   9:00 a.m.   1960        3       24       776697
Racine     November 30, 1979   8:05 a.m.   1541      371      391      1065471
Rock       November 30, 1979   8:51 a.m.     33      140      160       917475
Walworth   November 30, 1979   8:01 a.m.    244      505      525        53918
Waukesha   November 30, 1979  11:19 a.m.    389      904      924      1115135
Winnebago  November 30, 1979   8:02 a.m.     -        -        -        543744

Twenty-First Supplemental Indenture dated as of April 15, 1980:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    May 5, 1980         1:00 p.m.    180      137       NA       156400
Crawford   October 17, 1995    1:00 p.m.    578       98      118       248142
Dodge      May 5, 1980        10:06 a.m.    526      641      661       632694
Jefferson  May 5, 1980         8:50 a.m.    598      842      862       768933
Kenosha    May 5, 1980        10:00 a.m.   1071      939      959       666309
Milwaukee  May 5, 1980         9:15 a.m.   1293      968      979      5397212
Outagamie  May 5, 1980         8:30 a.m.   2184        1       22       782249
Racine     May 5, 1980         8:11 a.m.   1560      223      243      1072260
Rock       May 5, 1980        10:12 a.m.     44      934      954       923220
Walworth   May 5, 1980         9:19 a.m.    250      782      802        57944
Waukesha   May 5, 1980        10:02 a.m.    406     1146     1166      1126095
Winnebago  May 5, 1980         8:02 a.m.     -        -        -        548844

Twenty-Second Supplemental Indenture dated December 1, 1980:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    December 5, 1980   11:06 a.m.     16       44                158786
                                             17        1
Crawford   October 17, 1995    1:00 p.m.    578      119      162       248143
Dodge      December 5, 1980    9:59 a.m.    534      801                637785
Jefferson  December 5, 1980    9:15 a.m.    605      749                773259
Kenosha    December 5, 1980    9:30 a.m.   1086      792                674713
Milwaukee  December 5, 1980    9:20 a.m.   1343       74               5444925
Outagamie  December 5, 1980    9:00 a.m.   2540        1                791415
Racine     December 5, 1980    9:00 a.m.   1592       65               1083581
Rock       December 5, 1980    8:51 a.m.     64       69                932814
Walworth   December 5, 1980    8:35 a.m.    261      883                 64642
Waukesha   December 5, 1980    9:44 a.m.    434      931               1145670
Winnebago  December 5, 1980   11:56 a.m.     -        -        -        558135

Twenty-Third Supplemental Indenture dated as of September 15, 1985:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    September 20, 1985  10:30 a.m.   657       18                179369
                                            658       91
Crawford   October 17, 1995     1:00 p.m.   578      163      221       248144
Dodge      September 20, 1985  11:15 a.m.   605      865                680689
Jefferson  September 20, 1985  10:15 a.m.   665       01                810117
Kenosha    September 20, 1985   9:00 a.m.  1199      803                741769
Milwaukee  September 20, 1985  11:20 a.m.  1796     1230               5847004
Outagamie  September 20, 1985   2:30 p.m.  5709       27                870930
                                           5710       01
Racine     September 20, 1985   9:55 a.m.  1767      846               1177610
Rock       September 20, 1985   9:15 a.m.   223      300               1011841
Walworth   September 20, 1985   8:15 a.m.   352      298                119825
Waukesha   September 20, 1985   8:59 a.m.   701      003               1312955
Winnebago  September 20, 1985  11:26 a.m.    -        -        -        638266

Twenty-Fourth Supplemental Indenture dated as of September 15, 1985:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    October 10, 1985   10:20 a.m.    669       45                179712
                                            670        1
Crawford   October 17, 1995    1:00 p.m.    578      222      262       248145
Dodge      October 10, 1985   11:30 a.m.    607      213                681355
Jefferson  October 10, 1985   10:15 a.m.    666      225                810830
Kenosha    October 10, 1985    8:30 a.m.   1201      845                742838
Milwaukee  October 10, 1985    8:35 a.m.   1803      985               5853104
Outagamie  October 10, 1985   12:50 p.m.   5774        8                872368
Racine     October 10, 1985    8:05 a.m.   1770      826               1179230
Rock       October 10, 1985   10:51 a.m.    226      126               1013137
Walworth   October 10, 1985    9:47 a.m.    353      674                120613
Waukesha   October 10, 1985    8:44 a.m.    706      021               1316009
Winnebago  October 10, 1985    9:20 a.m.     -        -        -        639590

Twenty-Fifth Supplemental Indenture dated December 15, 1986:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    December 15, 1986  10:45 a.m.    888       38       59       186708
                                            889        1        4
Crawford   October 17, 1995    1:00 p.m.    578      263      288       248146
Dodge      December 15, 1986  11:15 a.m.    629      848      873       694162
Jefferson  December 15, 1986   9:30 a.m.    689      415      440       824282
Kenosha    December 15, 1986   8:00 a.m.   1249      492      517       768219
Milwaukee  December 15, 1986  11:40 a.m.   2008     1789     1802      5998459
Outagamie  December 15, 1986  12:30 a.m.   7055        1       26       902736
Racine     December 15, 1986   8:09 a.m.   1835      682      707      1213887
Rock       December 15, 1986   9:24 a.m.    285      177      203      1040651
Walworth   December 15, 1986  11:37 a.m.    387        1       26       139082
Waukesha   December 15, 1986   9:40 a.m.    836     0001     0026      1390831
Winnebago  December 15, 1986  12:20 p.m.     -        -        -        668765

Twenty-Sixth Supplemental Indenture dated January 15, 1988:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    January 26, 1988    9:58 a.m.   1108        1       49       193786
Crawford   October 17, 1995    1:00 p.m.    578      289      337       248147
Dodge      January 25, 1988   11:36 a.m.    651      492      540       707084
Jefferson  January 25, 1988   11:25 a.m.    712      115      163       837829
Kenosha    January 25, 1988    8:49 a.m.   1300      226      274       794860
Milwaukee  January 25, 1988    8:40 a.m.   2180      651      700      6141598
Outagamie  January 25, 1988   12:15 p.m.   8203       38       46       930587
                                           8204        1       40
Racine     January 25, 1988    8:09 a.m.   1899      459      507      1248703
Rock       January 25, 1988    8:48 a.m.    337      347      395      1065392
Walworth   January 25, 1988    9:53 a.m.    421      299      347       158061
Waukesha   January 25, 1988    9:09 a.m.    971      290      338      1464984
Winnebago  January 25, 1988    8:36 a.m.     -        -        -        695183

Twenty-Seventh Supplemental Indenture dated April 15, 1988:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    April 25, 1988     11:45 a.m.   1143        6       33       195038
Crawford   October 17, 1995    1:00 p.m.    578      338      365       248148
Dodge      April 25, 1988      8:01 a.m.    655      173      200       709345
Jefferson  April 25, 1988     10:00 a.m.    715      792      819       840052
Kenosha    April 25, 1988      8:31 a.m.   1308      653      680       799349
Milwaukee  April 25, 1988      8:45 a.m.   2203      104      131      6163901
Outagamie  April 25, 1988     10:30 a.m.   8399        1       28       935348
Racine     April 25, 1988      8:11 a.m.   1909      639      666      1254402
Rock       April 25, 1988      9:23 a.m.    346      372      399      1069532
Walworth   April 25, 1988      8:21 a.m.    426      889      916       161169
Waukesha   April 25, 1988      8:45 a.m.    991      797      824      1476001
Winnebago  April 25, 1988      8:48 a.m.     -        -        -        699742

Twenty-Eighth Supplemental Indenture dated September 1, 1989:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    August 25, 1989     1:10 p.m.   1368       35       58       202546
                                           1369        1        9
Crawford   October 17, 1995    1:00 p.m.    578      366      398       248149
Dodge      August 25, 1989    10:02 a.m.    680       73      105       723888
Jefferson  August 25, 1989    11:45 a.m.    739      899      931       854213
Kenosha    August 25, 1989     8:26 a.m.   1362      845      877       826625
Milwaukee  August 25, 1989     8:20 a.m.   2362     1287     1319      6305764
Outagamie  August 25, 1989     1:30 p.m.   9657        1       33       965133
Racine     August 25, 1989     8:05 a.m.   1976      909      941      1290632
Rock       August 25, 1989    10:53 a.m.    406       84      116      1097472
Walworth   August 25, 1989     9:56 a.m.    465      543      575       182490
Waukesha   August 25, 1989    10:14 a.m.   1133      739      771      1551823
Winnebago  August 25, 1989     8:52 a.m.     -        -        -        728580

Twenty-Ninth Supplemental Indenture dated October 1, 1991:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    September 27, 1991 10:50 a.m.  J1749        7       36       214850
Crawford   October 17, 1995    1:00 p.m.   V578      399      428       248150
Dodge      September 27, 1991  9:45 a.m.   V722      417      446       748525
Jefferson  September 27, 1991  8:40 a.m.   V781      123      152       877894
Kenosha    September 27, 1991  8:33 a.m.  V1463      297      326       875717
Milwaukee  September 27, 1991 11:35 a.m.  R2625      433      462      6526933
Outagamie  September 27, 1991 12:00 p.m. J11588       24       53      1016448
Racine     September 27, 1991  8:17 a.m.  V2094      470      499      1351524
Rock       September 27, 1991  8:44 a.m.   C498      399      428      1142250
Walworth   September 27, 1991  9:51 a.m.   V536       18       47       218971
Waukesha   September 27, 1991  8:00 a.m.  R1354      595      624      1675784
Winnebago  September 27, 1991 10:10 a.m.     -        -        -        776763

Thirtieth Supplemental Indenture dated December 1, 1991:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    December 6, 1991   11:05 a.m.  J1798      I43      I59       216130
                                          J1799      I01      I10
Crawford   October 17, 1995    1:00 p.m.   V579        1       27       248151
Dodge      December 5, 1991   10:51 a.m.   V726      869      895       751118
Jefferson  December 5, 1991    9:30 a.m.   V786      719      744       880499
Kenosha    December 5, 1991    8:49 a.m.  V1475      214      240       880830
Milwaukee  December 5, 1991   11:35 a.m.   2666      638      664      6548232
Outagamie  December 5, 1991   12:45 p.m. J11806       29       55      1022257
Racine     December 5, 1991    8:01 a.m.  V2108      175      201      1357695
Rock       December 5, 1991    9:53 a.m.   C510     I246      272      1147319
Walworth   December 5, 1991    8:45 a.m.   V544      552      578       222845
Waukesha   December 5, 1991    8:11 a.m.   1381     0114     0140      1688297
Winnebago  December 5, 1991   10:50 a.m.     -        -        -        781847

Thirty-First Supplemental Indenture dated August 1, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 29, 1992     11:35 a.m.   J2011      I46      I59       221907
                                          J2012       I1      I17
Crawford   October 17, 1995   1:00 p.m.    V579       28       56       248152
Dodge      July 29, 1992     10:26 a.m.     748      231      259       761897
Jefferson  July 29, 1992      9:00 a.m.     810      101      130       891385
Kenosha    July 28, 1992      9:10 a.m.    1525      190      220       901653
Milwaukee  July 29, 1992      9:05 a.m.   R2831     I527     I557      6643655
Outagamie  July 29, 1992     12:00 p.m.  J12720       I1      I31      1046368
Racine     July 28, 1992      8:03 a.m.    2170      751      781      1384194
Rock       July 28, 1992      9:28 a.m.    C559      494      524      1168530
Walworth   July 28, 1992      9:28 a.m.     581        1       31       238414
Waukesha   July 29, 1992      8:03 a.m.    1526      862      892      1754069
Winnebago  July 29, 1992      2:00 p.m.      -        -        -        805423

Thirty-Second Supplemental Indenture dated August 1, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    July 29, 1992      11:35 a.m.  J2012      I18      I50       221908
Crawford   October 17, 1995    1:00 p.m.    579       57       87       248153
Dodge      July 29, 1992      10:30 a.m.    748      260      290       761898
Jefferson  July 29, 1992       9:00 a.m.    810      131      163       891386
Kenosha    July 28, 1992       9:10 a.m.   1525      221      253       901654
Milwaukee  July 29, 1992       9:05 a.m.  R2831     I558     I590      6643656
Outagamie  July 29, 1992       12 noon   J12720      I32      I58      1046369
                                         J12721       I1       I6
Racine     July 28, 1992       8:03 a.m.   2170      782      814      1384195
Rock       July 28, 1992       9:31 a.m.   C559      525      557      1168531
Walworth   July 28, 1992       9:32 a.m.    581       32       64       238415
Waukesha   July 29, 1992       8:02 a.m.   1526      829      861      1754068
Winnebago  July 29, 1992       2:02 p.m.     -        -        -        805424

Thirty-Third Supplemental Indenture dated October 1, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    October 6, 1992     8:50 a.m.  J2076      I36      I59       223588
                                          J2077       I1      I59
Crawford   October 17, 1995    1:00 p.m.   V579       88      125       248154
Dodge      October 6, 1992    12:38 p.m.   V754      775      814       765138
Jefferson  October 6, 1992     9:20 a.m.   V817      397      435       894645
Kenosha    October 6, 1992     9:51 a.m.  V1541      148      187       907867
Milwaukee  October 6, 1992    10:40 a.m.  R2879    I1274    I1313      6670812
Outagamie  October 6, 1992    11:00 a.m. J13022       I1      I40      1053989
Racine     October 6, 1992     8:26 a.m.  V2190      328      367      1392294
Rock       October 6, 1992    10:17 a.m.   C576      I51      I96      1175501
Walworth   October 6, 1992     8:47 a.m.   V591      524      563       242965
Waukesha   October 6, 1992     8:00 a.m.   1567        1       40      1773127
Winnebago  October 6, 1992    10:20 a.m.     -        -        -        812444

Thirty-Fourth Supplemental Indenture dated November 1, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    November 4, 1992    9:34 a.m.  J2111      I11      I29       224443
Crawford   October 17, 1995    1:00 p.m.   V579      126      141       248155
Dodge      November 4, 1992   12:56 p.m.   V757      785      803       766585
Jefferson  November 4, 1992    9:15 a.m.   V820      552      570       896012
Kenosha    November 4, 1992    9:01 a.m.  V1548      348      366       910682
Milwaukee  November 4, 1992   11:25 a.m.  R2900    I1039    I1057      6684623
Outagamie  November 4, 1992   11:17 a.m. J13161      I01      I19      1057380
Racine     November 4, 1992    8:03 a.m.  V2199      839      857      1396041
Rock       November 4, 1992   10:49 a.m.   C583     I528      546      1178472
Walworth   November 4, 1992    8:44 a.m.   V596      486      504       245000
Waukesha   November 4, 1992    8:26 a.m.   1588    I0013    I0031      1782000
Winnebago  November 4, 1992   11:02 a.m.     -        -        -        815690

Thirty-Fifth Supplemental Indenture dated December 15, 1992:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    December 10, 1992   9:05 a.m.  J2149      I17      I46       225444
Crawford   October 17, 1995    1:00 p.m.   V579      142      168       248156
Dodge      December 10, 1992   2:45 p.m.   V761       49       78       768202
Jefferson  December 10, 1992   8:45 a.m.   V824      361      390       897743
Kenosha    December 10, 1992   8:34 a.m.   1557      169      198       913971
Milwaukee  December 10, 1992  10:30 a.m.   2925      438      467      6701058
Outagamie  December 10, 1992  12:25 p.m. J13331      I01      I30      1061578
Racine     December 10, 1992   8:01 a.m.  V2211      378      406      1400574
Rock       December 10, 1992  10:43 a.m.   C592      I85     I114      1182044
Walworth   December 10, 1992   8:47 a.m.   V602      437      466       247500
Waukesha   December 10, 1992   9:21 a.m.  R1612      I58      I86      1793074
Winnebago  December 10, 1992  11:00 a.m.     -        -        -        819521

Thirty-Sixth Supplemental Indenture dated January 15, 1993:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    January 19, 1993    8:55 a.m.  J2194      I22      I51       226527
Crawford   October 17, 1995    1:00 p.m.   V579      169      195       248157
Dodge      January 19, 1993   10:03 a.m.   V764      190      218       769717
Jefferson  January 19, 1993    9:20 a.m.   V828      245      274       899457
Kenosha    January 19, 1993   12:18 p.m.  V1564      800      829       917175
Milwaukee  January 19, 1993    9:45 a.m.  R2951     I777     I806      6717752
Outagamie  January 19, 1993   11:10 a.m. J13467      I05      I34      1065156
Racine     January 19, 1993    8:10 a.m.  V2220      870      899      1404705
Rock       January 19, 1993    9:51 a.m.   C599     I255     I284      1185260
Walworth   January 19, 1993    8:40 a.m.   V608      407      436       250014
Waukesha   January 19, 1993    8:12 a.m.  R1636       I2      I31      1804490
Winnebago  January 19, 1993   10:54 a.m.     -        -        -        822924

Thirty-Seventh Supplemental Indenture dated March 15, 1993:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    March 9, 1993      11:00 a.m.  J2228      I10      I45       227464
Crawford   October 17, 1995    1:00 p.m.   V579      196      228       248158
Dodge      March 9, 1993      10:41 a.m.   V767      629      664       771528
Jefferson  March 9, 1993       9:20 a.m.   V832      166      201       901468
Kenosha    March 9, 1993       9:10 a.m.  V1572      778      813       920727
Milwaukee  March 9, 1993       2:00 p.m.  R2986     I833     I868      6738372
Outagamie  March 9, 1993       8:30 a.m. J13622      I13      I48      1069641
Racine     March 9, 1993       8:01 a.m.  V2231      295      330      1409389
Rock       March 9, 1993       8:52 a.m.   C606      952      987      1188967
Walworth   March 9, 1993       9:03 a.m.   V614      873      908       252915
Waukesha   March 9, 1993       8:05 a.m.  R1661        1       36      1817165
Winnebago  March 9, 1993       8:28 a.m.     -        -        -        826720

Thirty-Eighth Supplemental Indenture dated August 1, 1993:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    August 3, 1993      2:57 p.m.  J2387      I19      I53       231656
Crawford   October 17, 1995    1:00 p.m.   V579      229      260       248159
Dodge      August 3, 1993     12:54 p.m.   V783      822      856       779214
Jefferson  August 3, 1993     12:30 p.m.   V850       86      120       909389
Kenosha    August 3, 1993      2:10 p.m.  V1609      153      186       934882
Milwaukee  August 3, 1993      2:45 p.m.  R3089    I1335    I1369      6805127
Outagamie  August 3, 1993      8:30 a.m. J14384      I04      I37      1089094
Racine     August 3, 1993      1:20 p.m.  V2280      122      155      1429064
Rock       August 3, 1993      2:09 p.m.   C643     I358     I393      1204498
Walworth   August 3, 1993      1:39 p.m.   V624     8320     8354       263662
Waukesha   August 3, 1993     12:13 p.m.  R1755      I91     I125      1866983
Winnebago  August 3, 1993      2:06 p.m.     -        -        -        844393

Thirty-Ninth Supplemental Indenture dated September 15, 1993:

                                         Card,   Beginning  Ending
                                        Reel or    Image     Image    Document
County     Date Recorded        Time     Volume   or Page   or Page    Number
------     -------------        ----     ------   -------   -------    ------
Calumet    September 7, 1993  10:48 a.m.  J2436      I17      I46       232881
Crawford   October 17, 1995    1:00 p.m.   V579      261      287       248160
Dodge      September 7, 1993   9:31 a.m.   V787      537      566       780919
Jefferson  September 7, 1993   8:55 a.m.   V854        5       34       911129
Kenosha    September 7, 1993   8:44 a.m.  V1617      465      494       937937
Milwaukee  September 7, 1993  11:35 a.m.   3113      382      411      6822279
Outagamie  September 7, 1993   1:40 p.m. J14544      I01      I30      1093242
Racine     September 7, 1993   8:05 a.m.  V2290      871      900      1433437
Rock       September 7, 1993  10:03 a.m.   C651     I206     I235      1207948
Walworth   September 7, 1993   8:38 a.m.   V625     3911     3940       265971
Waukesha   September 7, 1993   9:14 a.m.  R1778     I269     I298      1878680
Winnebago  September 7, 1993  11:54 a.m.     -        -        -        848390